                                                                    EXHIBIT 10.2

                            [MICROGRAFX LETTERHEAD]

September 11, 2001


David Lucas
Intergraph Corporation
MS IW 2008
Huntsville, AL 35894-0001

Dear David:

Under the terms of the Subordinated Convertible Debenture dated April 16, 1999 made by Micrografx, Inc. ("Micrografx") and held by Intergraph Corporation ("Intergraph"), as amended by those certain letter agreements dated July 9, 2001 and August 6, 2001 between Micrografx and Intergraph (the "Debenture"), Micrografx will pay Intergraph $3.79 million plus accrued interest in complete satisfaction of Micrografx's obligations under the Debenture if Micrografx is acquired by a company (the "Suitor") who has been in negotiations with Micrografx (the "Acquisition") before the end of September 2001.

On July 16, 2001, Micrografx signed and publicly disclosed an agreement with the Suitor whereby the Suitor has agreed to acquire Micrografx through a merger of Micrografx with a wholly owned subsidiary of the Suitor (the "Acquisition Agreement"). Under the terms of the Acquisition Agreement, at the closing of the Acquisition, Micrografx shareholders will either receive (i) cash from the Suitor or (ii) a combination of shares of the Suitor's common stock and participation rights in the Suitor's common stock for their shares of Micrografx common stock. Under the terms of the Debenture, Intergraph will be paid the $3.79 million plus accrued interest upon the closing of the Acquisition. At present, the Securities and Exchange Commission (the "SEC") is conducting a review of the securities filings required to be filed by Micrografx and the Suitor. As a result of this review by the SEC, Micrografx anticipates that the closing of the Acquisition will be delayed until October.

The Acquisition Agreement is subject to a number of conditions which require the cooperation from parties that have a financial interest in Micrografx, including Intergraph. In order to satisfy conditions to the Acquisition Agreement, Micrografx would like Intergraph to agree to extend until October 31, 2001, Micrografx's obligation to complete the Acquisition by the Suitor and to pay Intergraph $3.79 million plus accrued interest in complete satisfaction of Micrografx's obligations under the Debenture. Should Intergraph so agree, this will amend the Debenture. If this is acceptable to Intergraph, would you please return a copy of this letter signed on behalf of Intergraph to me via fax initially at 469-232-1197, with an original to my attention to the address on the letterhead.

Thank you again for your continuing support of Micrografx.

Best regards,

/s/ Jim Hopkins

Jim Hopkins



Agreed to on behalf of Intergraph Corporation:   /s/ David Vance Lucas
                                               ---------------------------------
                                               Signature


                                                 David Vance Lucas
                                               ---------------------------------
                                               Printed Name


                                                 Vice President, General Counsel
                                               ---------------------------------
                                               Title


                                                 September 12, 2001
                                               -------------------------------
                                               Date

                            [MICROGRAFX LETTERHEAD]


August 6, 2001


David Lucas
Intergraph Corporation
MS IW 2008
Huntsville, AL 35894-0001


Dear David:

Under the terms of the Subordinated Convertible Debenture dated April 16, 1999 made by Micrografx, Inc. ("Micrografx") and held by Intergraph Corporation ("Intergraph"), as amended by that certain letter agreement dated July 9, 2001 between Micrografx and Intergraph (the "Debenture"), Micrografx will pay Intergraph $3.79 million plus accrued interest in complete satisfaction of Micrografx's obligations under the Debenture if Micrografx is acquired by a company (the "Suitor") who has been in negotiations with Micrografx (the "Acquisition") before the end of September 2001.

On July 16, 2001, Micrografx signed and publicly disclosed an agreement with the Suitor whereby the Suitor has agreed to acquire Micrografx through a merger of Micrografx with a wholly owned subsidiary of the Suitor (the "Acquisition Agreement"). Under the terms of the Acquisition Agreement, at the closing of the Acquisition, Micrografx shareholders will either receive (i) cash from the Suitor or (ii) a combination of shares of the Suitor's common stock and participation rights in the Suitor's common stock for their shares of Micrografx common stock. Under the terms of the Debenture, Intergraph will be paid the $3.79 million plus accrued interest upon the closing of the Acquisition. At present, Micrografx hopes and anticipates that the Acquisition will close before the end of September 2001; however, the closing is subject to a number of conditions and events, including SEC review of the securities filings required to be filed by Micrografx and the Suitor, which may push back the closing of the Acquisition by several weeks.

The Acquisition Agreement is subject to a number of conditions which require the cooperation from parties that have a financial interest in Micrografx, including Intergraph. In order to satisfy conditions to the Acquisition Agreement, Micrografx would like Intergraph to agree that it will not exercise its option under the Debenture to convert any part of the Debenture into shares of common stock of Micrografx prior to October 31, 2001. Should Intergraph so agree, this will amend the Debenture. If this is acceptable to Intergraph, would you please return a copy of this letter signed on behalf of Intergraph to me via fax initially at 469-232-1197, with an original to my attention to the address on the letterhead.

Thank you again for your continuing support of Micrografx.

Best regards,

/s/ Jim Hopkins

Jim Hopkins



Agreed to on behalf of Intergraph Corporation:   /s/ David Lucas
                                               ---------------------------------
                                               Signature

                                                 David Lucas
                                               ---------------------------------
                                               Printed Name


                                                 Vice President/General Counsel
                                               ---------------------------------
                                               Title


                                                 August 8, 2001
                                               ---------------------------------
                                               Date

                            [MICROGRAFX LETTERHEAD]


July 6, 2001


David Lucas
Intergraph Corp
MS IW 2008
Huntsville, AL 35894-0001


Dear David:


This letter serves to confirm the details of our conversation earlier today. Micrografx, Inc. is in negotiations with a Company that is interested in buying us. To reach an agreement with them, we need co-operation from several parties who have a financial interest in Micrografx, with Intergraph being one of them.


We are prepared to offer Intergraph $3.79 million plus accrued interest in complete satisfaction of the obligations under the subordinated debenture if we are purchased by our suitor. If we are successful in concluding an agreement with them, we expect to sign and publicize the agreement before the 15th of July. Assuming the normal process for moving the agreement through the SEC, we hope to have it closed by the end of September, at which time Intergraph would receive the $3.79 million plus all accrued interest up to that date. If the SEC does not review the transaction, the closing could occur as soon as the end of August.


When we spoke earlier, you expressed a willingness to accept our offer of $3.79 million in satisfaction of the debt if you were paid that amount upon a closing prior to the end of September. If my understanding of that is correct, would you please sign a copy of this letter and return it to me via fax initially at 469-232-1197, with an original to my attention to the address on this letterhead.


Thank you for your continuing support of Micrografx, Inc.


Best regards,


/s/ Jim Hopkins


Jim Hopkins


          Agreed to on behalf of Intergraph:            /s/ Larry Miles
                                               ---------------------------------


                                                        Larry Miles
                                               ---------------------------------
                                               Printed Name


                                                        July 9, 2001
                                               ---------------------------------
                                               Date